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                                                                    EXHIBIT 10.2

                                                                  CONFORMED COPY
                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of April 10, 2000 (this "Amendment"), to the Amended and Restated 364-Day Credit Agreement dated as of June 23, 1999 (as amended, modified and in effect on the date hereof, the "Credit Agreement"), among BOWATER INCORPORATED (the "Company"), the Subsidiary Borrowers from time to time party thereto, the Banks and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                  The Company desires to modify certain provisions of the Credit Agreement, and the Banks are willing to make such modifications on the terms and conditions of this Amendment below. Accordingly, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the execution and delivery hereof by each Borrower, the Banks constituting the Majority Banks and the Administrative Agent, with effect as of the date hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:

                  (a) The following definition shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical location:

                           "Ponderay" shall mean Ponderay Newsprint Company, a
                  partnership existing under the laws of the State of Washington.

                  (b) Section 9.09 of the Credit Agreement shall be amended by
         (i) inserting a comma in lieu of the word "and" immediately preceding clause (y) therein, and (ii) inserting the following new clause (z) immediately after said clause (y):

                           "and (z) the Company and its Subsidiaries may enter
                  into any of the transactions described in this Section 9.09 with Ponderay, so long as, in the case of any Guarantee by the Company of the Indebtedness of Ponderay, the ratio, expressed as a percentage, of such Indebtedness that is Guaranteed by the Company to the aggregate outstanding principal amount of all Indebtedness of Ponderay shall not exceed the ownership percentage of the Company in Ponderay held through the Company's Wholly-Owned Subsidiary, Lake Superior Forest Products Inc., a corporation existing under the laws of the State of Delaware".

                  Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement, as amended hereby, shall be a reference to the Credit Agreement as amended


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hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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                                      -3-


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     COMPANY

                                      BOWATER INCORPORATED


Witness:   /s/ Duane A. Owens         By: /s/ William G. Harvey
           ------------------             --------------------------------------
   Name:       Duane A. Owens             Name: William G. Harvey
                                          Title: Vice President and Treasurer


                                      THE CHASE MANHATTAN BANK,
                                        individually and as Administrative Agent



                                      By: /s/ Gary L. Spevack
                                          --------------------------------------
                                          Name: Gary L. Spevack
                                          Title: Vice President

                                      THE BANK OF NEW YORK


                                      By: /s/ David C. Siegel
                                          --------------------------------------
                                          Name: David C. Siegel
                                          Title: Vice President

                                      BANK OF AMERICA, N.A.


                                      By: /s/ Michael W. Colon
                                          --------------------------------------
                                          Name: Michael W. Colon
                                          Title: Vice President


                                      FIRST UNION NATIONAL BANK


                                       By: /s/ J. Andrew Phelps
                                           ------------------------------------
                                           Name: J. Andrew Phelps
                                           Title: Vice President


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                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK


                                        By: /s/ Dennis Wilczek
                                            ------------------------------------
                                            Name: Dennis Wilczek
                                            Title: Associate


                                        WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK BRANCH

                                        By: /s/ Lucie L. Guernsey
                                            ------------------------------------
                                            Name:  Lucie L. Guernsey
                                            Title:  Managing Director

                                        By: /s/ Walter T. Duffy III
                                            ------------------------------------
                                            Name:  Walter T. Duffy III
                                            Title:  Vice President

                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ Shelia M. Conley
                                            ------------------------------------
                                            Name:  Shelia M. Conley
                                            Title:  Vice President


                                        WACHOVIA BANK, N.A.


                                        By: /s/ Donald E. Sellers, Jr.
                                            ---------------------------------
                                            Name:  Donald E. Sellers, Jr.
                                            Title:  Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ William E. Zarrett
                                            ---------------------------------
                                            Name:  William E. Zarrett
                                            Title:  Managing Director


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                                      -5-


                                           SUNTRUST BANK, NASHVILLE, N.A.


                                           By: /s/ R. Michael Dunlap
                                               ---------------------------------
                                               Name:  R. Michael Dunlap
                                               Title:  Managing Director

                                           BANK OF MONTREAL


                                           By: /s/ Amy K. Dumser
                                               ---------------------------------
                                               Name:  Amy K. Dumser
                                               Title:  Managing Director


                                           DG BANK, DEUTSCHE
                                              GENOSSENSCHAFTSBANK, AG
                                              CAYMAN ISLANDS BRANCH

                                           By: /s/ J. W. Somers
                                               ---------------------------------
                                               Name:  J. W. Somers
                                               Title:  Senior Vice President

                                           By: /s/ Kurt A. Morris
                                               ---------------------------------
                                               Name:  Kurt A. Morris
                                               Title:  Vice President